Exhibit 10.9

October 30, 2024

VIA EMAIL
Fluent, LLC
300 Vesey Street, 9th Floor
New York, NY 10282

RE: SLR-Fluent Credit Agreement 2024 Q3 Deliverables

Dear Mr. Barsky:

Reference is made to that certain Credit Agreement dated as of April 2, 2024 (as amended, restated, amended and restated, extended, modified, supplemented or otherwise in effect from time to time, the “Credit Agreement”), by and among (i) Fluent, LLC, as the borrower (the “Borrower”); (ii) Fluent, Inc., as a guarantor, (iii) the other Credit Parties party thereto from time to time; (iv) Crystal Financial LLC d/b/a SLR Credit Solutions, as the administrative agent (in such capacity, together with its successors and assigns, the “Administrative Agent”) for the Lenders; and (v) the Lenders party thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

The Borrower has requested that the Lenders and the Administrative Agent extend until November 19, 2024, the deadline for delivery of (i) the Compliance Certificate required by Section 6.04(b)(ii) for the Fiscal Month ended September 30, 2024, and (ii) the notice of Event of Default required by Section 6.05(a) for the Borrower’s violation of Section 7.12(b)(i) for the Fiscal Quarter ended September 30, 2024. The Lenders and the Administrative Agent are willing to, and by delivery of this letter hereby agree to, extend such deadlines until November 19, 2024.

This letter together with the other Loan Documents embodies the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersedes all prior agreements, understandings and inducements, whether express or implied, oral or written.

[Signature pages follow]

Sincerely,

CRYSTAL FINANCIAL LLC D/B/A SLR CREDIT SOLUTIONS, as Administrative Agent and Lender

By:
Name:	Rebecca Tarby
Title:	Senior Managing Director

CRYSTAL FINANCIAL SPV LLC, as a Lender

By:
Name:	Rebecca Tarby
Title:	Senior Managing Director

[Signature Page to SLR-FLNT 2024 Q3 Extension Letter]

Acknowledged and agreed,

FLUENT, LLC, as Borrower and on behalf of the Guarantors

By:
Name:	Daniel Barsky
Title:	General Counsel

[Signature Page to SLR-FLNT 2024 Q3 Extension Letter]